IMPAIRMENT OF FIXED ASSETS	6 Months Ended
Jun. 30, 2023
Asset Impairment Charges [Abstract]
IMPAIRMENT OF FIXED ASSETS
NOTE 6 - IMPAIRMENT OF FIXED ASSETS

On June 6, 2023, the Company announced that following a review of its business, resources and capabilities, it is exploring strategic alternatives (see Note 1A(3)).

As a result , due to changes in circumstances that indicate that the carrying amount of an asset (or asset group) may not be recoverable, the Company reviewed its long-lived assets for impairment in accordance with ASC 360-10 "Accounting for the Impairment or Disposal of Long-Lived Assets" and determined that the fixed assets are considered to be impaired by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Therefore, the Company recorded an impairment loss of 1,364 for the six months ended June 30, 2023.